UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2005
                                                         -----------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-9390                   95-2698708
----------------------------- ---------------------      -----------------------
(State or other jurisdiction     (Commission File            (I.R.S. Employer
      of incorporation)              Number)              Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                 92123
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(Address of principal executive offices)                        (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT
               ----------------------------------------------------------

         On February 18, 2005, Jack in the Box Inc. (the "Company") entered into a Compensation and Benefits Assurance Agreement (the "Agreement") with Jerry P. Rebel, the Company's Senior Vice President and Chief Financial Officer. The following brief summary of the material terms and conditions of the Agreement is qualified in its entirety by the Agreement, the form of which has been previously filed with the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 1997. The Agreement provides for certain benefits in the event of termination of employment following a change in control of the Company. The Agreement has an initial term expiring on February 17, 2007, and is automatically extended for additional two-year terms thereafter unless a minimum of six months written notice is given to the contrary. If there is a "change of control" (as defined in the Agreement) during the term of the Agreement, Mr. Rebel will be entitled to receive the payments and benefits specified in the event that employment is terminated within 24 months thereafter (i) involuntarily, without cause or (ii) voluntarily for "good reason" (as defined in the Agreement). Amounts payable under the Agreement include all amounts earned by Mr. Rebel prior to the date of termination and a lump sum equal to 2.5 multiplied by Mr. Rebel's annual base salary, bonus and the Company's matching contribution to any effective deferred compensation plan. In addition the Agreement provides for a continuation of health insurance benefits for a period of up to 18 months following termination and certain incidental benefits.

         On February 14, 2005, at the Annual Meeting of Stockholders of Jack in the Box Inc. (the "Company"), stockholders approved an amendment of the Company's 2004 Stock Incentive Plan (the "Plan"). The amendment increased the number of shares of the Company's common stock available for issuance over the term of the Plan by an additional 2 million shares and increased the limitation on the maximum number of shares of the Company's common stock which may be issued under the Plan in the form of restricted stock, restricted stock units performance shares, and performance units to 650,000 shares of the common stock. The Compensation Committee of the Company's Board of Directors approved the amendment of the Plan on December 28, 2004, subject to stockholder approval at the Annual Meeting.

ITEM 9.01      FINANCIAL STATEMENT AND EXHIBITS
               --------------------------------

(C) EXHIBITS
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    The following exhibits are furnished with this Report:

         Exhibit No.              Description
         -----------              -----------

         10.10 Form of Compensation and Benefits Assurance Agreement for Executives previously filed and incorporated herein by reference from the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 1997.



         10.16A Jack in the Box Inc. Amended and Restated 2004 Stock Incentive Plan.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  JACK IN THE BOX INC.


                                           By:    JERRY P. REBEL
                                                  --------------
         Jerry P. Rebel
         Senior Vice President
         Chief Financial Officer
         (Principal Financial Officer)
         (Duly Authorized Signatory)

         Date:  February 24, 2005


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